CONTINUING GUARANTY


          This Continuing Guaranty ("Guaranty"), dated as of
August 6, 1997, is executed and delivered by ROSE'S HOLDINGS, INC., a Delaware corporation ("Guarantor") in favor of the LENDER
GROUP, in light of the following:

                            Recitals

          A.   ROSE'S STORES, INC., a Delaware corporation
("Borrower"), has previously entered into the Loan Documents with the Lender Group;


          B. Concurrently herewith, Borrower is becoming a wholly-owned subsidiary of Guarantor; and

          C. In order to induce Agents and the Lenders (collectively, and together with any successors or assigns of any of the foregoing, the "Lender Group) to continue to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender Group to Borrower, whether pursuant to the Loan Agreement or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations.

          NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of the Lender Group, as follows:

          1.   Definitions and Construction.

               A. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                    "Guaranteed Obligations" means any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to any member of the Lender Group including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including, attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by the Lender Group

                    "Guaranty Security Agreement" means that certain Security Agreement, of even date herewith, between Collateral Agent and Guarantor.

                    "Loan Agreement" means that certain Loan and Security Agreement, dated as of May 21, 1996, among the Lender
Group and Borrower.


               B. Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, the Lender Group, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Lender Group and Guarantor.

          2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Lender Group, as and for its own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement and in each of the other Loan Documents.

          3.   Continuing Guaranty.  This Guaranty includes
Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. Guarantor hereby absolutely, knowingly, unconditionally, and expressly waives and agrees not to assert any right it has under Section 2815 of the California Civil Code, or otherwise, to revoke this Guaranty as to future indebtedness.
If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by the Agent (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender Group in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

          4. Performance Under This Guaranty. In the event that Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law. Guarantor agrees that it is directly, and jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Lender Group, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender Group of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender Group may at any time possess. Guarantor agrees that any release which may be given by Lender Group to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Lender Group shall be under no obligation (under Sections 2899 or 3433 of the California Civil Code or otherwise) to marshal any assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

          6.   Waivers.

               A.   Guarantor absolutely, unconditionally,
knowingly, and expressly waives:

                    1.   (1) notice of acceptance hereof; (2)
          notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations;
          (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of Lender Group
<page.
          to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder;
          (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any unmatured event of default or event of default under the Loan Agreement; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                    2.   its right, under Sections 2845 or 2850
          of the California Civil Code, or otherwise, to require Lender Group to institute suit against, or to exhaust any rights and remedies which Lender Group has or may have against, Borrower or any third party, or against any collateral for the Guaranteed Obligations provided
          by Borrower, Guarantor, or any third party.   In this
          regard, Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Lender Group by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                    3.   (1) any rights to assert against Lender
          Group any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender Group; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Lender Group's rights or remedies against Borrower; the alteration by Lender Group of the Guaranteed Obligations; any discharge of Borrower's obligations to Lender Group by operation of law as a result of Lender Group's intervention or omission; or the acceptance by Lender Group of anything in partial satisfaction of the Guaranteed Obligations; (4) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

               B.   Guarantor absolutely, unconditionally,
knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Lender Group including any defense based upon an election of remedies by Lender Group under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Lender Group under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Borrower. Pursuant to California Civil Code Section 2856:

                    "Guarantor waives all rights and
               defenses arising out of an election of
               remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

                    "Guarantor waives all rights and
               defenses arising out of an election of
               remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise."

                    "Guarantor waives all rights and
               defenses that Guarantor may have because
               Borrower's Obligations are secured by real property. This means, among other things:

                    "(1) Bank may collect from Guarantor
               without first foreclosing on any real or personal property collateral pledged by
               Borrower.

                    "(2) If Bank forecloses on any real
               property collateral pledged by Borrower:

                         (A)  The amount of the Guaranteed
               Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                         (B)  Bank may collect from
               Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

                    "This is an unconditional and
               irrevocable waiver of any rights and defenses Guarantor may have because Borrower's Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure."

If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Lender Group may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Lender Group nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and
(b) absent the waiver given by Guarantor herein, such an election would prevent Lender Group from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Lender Group any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Lender Group nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor's liability under this Guaranty.

               C. Until such time as all of the Guaranteed Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) Guarantor hereby postpones any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) Guarantor hereby postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship 0rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Guaranteed Obligations; and (iii) Guarantor also hereby postpones any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

               D. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES

ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850,
CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

          7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender Group may, by action or inaction:

          A. compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

          B. release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower in respect thereof;

          C. amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

          D. release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release (by action or inaction), or waive any security for the Guaranteed Obligations (including, the collateral referred to in Section 18 hereof) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

          8. No Election. Lender Group shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Lender Group to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender Group's right to proceed in any other form of action or proceeding or against other parties unless Lender Group has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender Group under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Lender Group finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Lender Group are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or Borrower, Lender Group shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to Guarantor. In the event that, for any reason, any portion of such payments to Lender Group is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Lender Group is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Lender Group in connection therewith.

          10. Financial Condition of Borrower. Guarantor represents and warrants to Lender Group that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Lender Group that Guarantor has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

          11. Guarantor's Representations, Warranties and Covenants. Guarantor represents and warrants to Lender Group that it is a holding company and does not conduct any business operations. Presently, Borrower is the only subsidiary of Guarantor. In addition, Guarantor agrees that it will not take any of the following actions without the prior written consent of 75% of the members, in dollar amount, of the Lender Group: (a) organize any additional subsidiaries; (b) purchase the assets or stock of any other Person; or (c) incur any Indebtedness or Liens upon any of its assets.

          12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees) incurred by Lender Group in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender Group constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

          13. Attorneys' Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other costs and expenses which may be incurred by Lender Group in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.) or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

          14.  Indemnification.  Guarantor agrees to indemnify
Lender Group and hold Lender Group harmless against all obligations, demands, or liabilities asserted by any party and against all losses in any way suffered, incurred, or paid by

Lender Group as a result of or in any way arising out of, following, or consequential to Lender Group's transactions with Borrower.

          15. Notices. All notices or demands by Guarantor or Lender Group to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, overnight delivery service, or by telefacsimile, and shall be deemed to be given for purposes of this Guaranty on the earlier of the date of actual receipt or three days after the deposit thereof in the mail. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, at Guarantor's address set forth on the signature page hereof, and if to Lender Group, then to Agent as follows:

                    Foothill Capital Corporation
                    11111 Santa Monica Boulevard
                    Suite 1500
                    Los Angeles, CA  90025-3333
                    Telefacsimile number:  (310) 575-3435
                    Phone number:  (310) 996-7000

          16. Cumulative Remedies. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by Lender Group to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender Group to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          17. Books and Records. Guarantor agrees that Lender Group's books and records showing the account between Lender Group and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

          18. Collateral. The obligations of Guarantor hereunder are secured, as provided in the Guaranty Security
Agreement.

          19. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          20. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Lender Group pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

          21. Successors and Assigns. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor's heirs, executors, administrators, representatives, successors and assigns and shall inure to the benefit of the successors and assigns of Lender Group; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender Group's prior written consent. Any assignment without the consent of Lender Group shall be absolutely void. In the event of any assignment or other transfer of rights by Lender Group, the rights and benefits herein conferred upon Lender Group shall automatically extend to and be vested in such assignee or other transferee.

          22.  Intentionally Omitted.

          23. Choice of Law and Venue. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND LENDER GROUP, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA. GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF LENDER GROUP, IN ANY OTHER COURT IN WHICH LENDER GROUP SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          24. Waiver of Jury Trial. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER GROUP WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT LENDER GROUP MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF

THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY
JURY.

          25. Waivers, Consents. Guarantor warrants and agrees that each of the waivers and consents set forth herein is made after consultation with legal counsel and with full knowledge of its significance and consequence, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Lender Group, or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

          IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

                              ROSE'S HOLDINGS, INC.,
                              a Delaware corporation


                              By:/s/Jeanette Peters

                              Title: Senior VP and CFO


          Guarantor's Address:218 South Garnett Street
                              Henderson, North Carolina  27536
                              Telephone:      (919) 430-2100
                              Telefacsimile:  (919) 430-2930